SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934


PITTSBURGH & WEST VIRGINIA RAILROAD
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)



        1-5447                              25-6002536
(Commission File Number)       (I.R.S. Employer Identification No.)


55 Edison Avenue, West Babylon, New York 		 11704
(Address of Principal Executive Offices)               (Zip Code)

                              (212) 750-0373
         (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



SECTION 5: CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change
in Fiscal Year

On May 16, 2011, the Trust approved amendments to our First Amended Declaration of Trust, dated February 14, 2011 and the First Amended Regulations, dated February 14, 2011. Historically, the Trust has offered its shareholders the right to cumulative voting. The specific provisions amended were Section 3.2 of the First Amended Declaration of Trust and Section 10 of Article II of the First Amended Regulations. The foregoing description is qualified in its entirety by reference to the amendment to our First Amended Declaration of Trust and the amendment to our First Amended Regulations, copies of which are attached hereto as Exhibits 3.1 and 3.2 and are incorporated herein by reference.



SECTION 9	FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit
No.		Description
3.1		Amendment to First Amended Declaration of Trust, dated May
       		16, 2011
3.2		Amendment to First Amended Regulations, dated May 16, 2011



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 17, 2011

PITTSBURGH & WEST VIRGINIA RAILROAD

By:        /s/ David H. Lesser
Name:	   David H. Lesser
Title:     CEO and Chairman